UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

OUTERWALL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE Bellevue, Washington		98004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Outerwall Inc. (“Outerwall”) held on June 12, 2014, Outerwall’s stockholders voted on the matters set forth below with the following results:

1. Election of directors.

	For	Against	Abstain	Broker Non-Votes
David M. Eskenazy	14,488,850	144,365	83,929	2,986,624
Robert D. Sznewajs	14,449,348	182,351	85,445	2,986,624

2. Advisory resolution to approve the compensation of Outerwall’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
13,677,280	719,723	320,141	2,986,624

3. Ratification of the appointment of KPMG LLP as Outerwall’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstain
16,087,648	1,606,033	10,087

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

Date: June 16, 2014	By:	/s/ Donald R. Rench
Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary